                                                                Exhibit No. 23.1

                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 24, 1995, except for Note 15, as to which the date is May 17, 1995, in the Registration Statement (Form S-1 No. 33-00000) and related Prospectus of American Shared Hospital Services dated October 26, 1995.


                                                    ERNST & YOUNG LLP

San Francisco, California
October 26, 1995